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               THE TRAVELERS INSURANCE COMPANY - ONE TOWER SQUARE - HARTFORD, CT - 06183

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                            APPLICATION FOR CORPORATE OWNED LIFE INSURANCE
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
NAME OF CORPORATION:         ______________________________________________________________________

NAME OF POLICY OWNER:        ______________________________________________________________________

ADDRESS OF POLICY OWNER:     ______________________________________________________________________

POLICY OWNER TAX ID #:       __________________________          POLICY DATE:  ____________________

PLAN OF INSURANCE:           _____Guideline Premium Test       _____Cash Value Accumulation Test

PREMIUM PAYMENT PLAN:        _____Single   ____Annual   _____Semi-Annual   _____Quarterly   _____Monthly

DEATH BENEFIT OPTION:        _____Level Death       _____Variable Death     ____Annual Increase Death
                                    Benefit               Benefit                  Benefit

BENEFICIARY:                 ______________________________________________________________________
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Is the Beneficiary designation irrevocable?                      _____Yes_____No

It is agreed that:
1. This application, which includes the attached Schedule A, will be the basis for any policies issued in response to it.
2. Application is made to Travelers Insurance Company for individual life insurance policies on the lives of the individuals specified in Schedule A.
3. The amount of insurance for each policy applied for shall be the amount specified for each individual in Schedule A.
4. Each policy applied for shall be of the plan specified in the Plan of Insurance section above.

Based on information provided by the Corporation, it is my understanding that for the most recent 90 days, all of the Proposed Insureds been actively at work for at least 30 hours per week, at their usual place of business, performing
their regular occupations.                                       _____Yes_____No

Based on information provided by the Corporation, it is my understanding that during the most recent 90 days, none of the Proposed Insureds have been hospitalized or absent from work (other than recreational days and holidays) for
more than 5 consecutive workdays.                                _____Yes_____No

AGENT'S STATEMENT: Will this insurance replace, change or use the cash value of
any existing insurance policy or annuity on these insureds?      _____Yes_____No

Is this insurance intended to be a 1035 tax-free exchange?       _____Yes_____No

If you answered "Yes" to either of these replacement questions, has the required
replacement forms been completed?                                _____Yes_____No

List company name, amount and attach applicable forms required by state in which application is signed.

Employer-Applicant hereby represents to The Travelers Insurance Company that based upon applicable state law, it has sufficient insurable interest in the lives of the proposed insureds to support issuance of the life insurance contracts applied for. In support of this representation, Employer-Applicant further represents that it has sought legal counsel and advice with respect to the facts and issues surrounding issuance of the proposed contracts. Employer-Applicant acknowledges that The Travelers Insurance Company is issuing the life insurance contracts applied for in reliance upon these representations.

The Travelers Insurance Company and ______________ [Broker] hereby expressly agree that the Applicant, including the Employer-Sponsor of the Applicant, is authorized to disclose every aspect of the proposed life insurance purchase that is the subject of this application with any and all persons, without limitation of any kind.

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
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             Signature of Agent                      Signature of Owner / Designated Representative

Dated:                                             Dated:
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                                                  SCHEDULE A


PROPOSED            DATE OF             INITIAL BASE         TERM         INITIAL     PLANNED        SMOKER/
INSURED     SEX     BIRTH       SS#        POLICY          INSURANCE      PREMIUM     PREMIUM       NONSMOKER
                                        DEATH BENEFIT        RIDER                                 ("S" OR "N")
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

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I represent that I have read the questions and answers on this application, and declare that they are complete and true to the best of my knowledge and belief. Furthermore, I understand that this application will become a part of any policy issued. I agree that no Agent/Representative of the Company shall: have the authority to waive a complete answer to any question on this Application; transfer insurability; make or alter any contract; or, waive any of the Company's other rights or requirements. I further agree that no insurance shall take effect unless and until the Policy has been delivered to and accepted by me; and, the initial modal premium is paid during the lifetime and prior to any change in health of the Proposed Insured.

Signed for the Policy Owner by the following duly authorized official:


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         Signature                    Title                   Date

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        Print Name

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    THE TRAVELERS INSURANCE COMPANY - ONE TOWER SQUARE - HARTFORD, CT - 06183

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                            VARIABLE LIFE SUPPLEMENT

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This supplement accompanies an application for a Variable Universal Life
Insurance Policy to be issued by The Travelers Insurance Company.

ALL QUESTIONS MUST BE ANSWERED COMPLETELY AND THE APPLICATION AND SUPPLEMENT MUST BE SIGNED IN ORDER FOR THE COMPANY TO PROCESS THE APPLICATION. MAY BE REFERENCED BY ATTACHMENT.

Corporation Name    _________________________________________

Tax ID#             _________________________________________


Owner Name          _________________________________________

Tax ID#             _________________________________________


                                FUND INFORMATION

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Select one or more funds and indicate percentage of allocation. Total must equal
100%; allocations must be whole percentages of 5% or more.

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
[ ]  [Capital Appreciation Fund                     ___ %  [ ] Worldwide Growth Portfolio - Service Shares        ___ %

[ ]  High Yield Bond Trust                          ___ %  [ ] PIMCO VARIABLE INSURANCE TRUST

[ ]  Money Market Portfolio                         ___ %  [ ] Total Return Bond Portfolio                        ___ %

     ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.               PUTNAM VARIABLE TRUST

[ ]  Premier Growth Portfolio - Class B                 %  [ ] Putnam VT International Growth Fund -                  %
                                                    ___        Class IB Shares                                    ___

     CREDIT SUISSE WARBURG PINCUS TRUST                    [ ] Putnam VT Small Cap Value Fund-Class IB Shares     ___ %

[ ]  Emerging Markets Portfolio                     ___ %  [ ] Putnam VT Voyager II Fund - Class IB Shares        ___ %

     DELAWARE GROUP PREMIUM FUND                               SALOMON BROTHERS VARIABLE SERIES FUND, INC.

[ ]  REIT Series                                    ___ %  [ ] Capital Fund                                       ___ %

     DEUTSCH ASSET MANAGEMENT, INC.                        [ ] Investors Fund                                     ___ %

[ ]  EAFE Equity Index Fund                         ___ %  [ ] Strategic Bond Fund                                ___ %

[ ]  Small Cap Index Fund                           ___ %  [ ] Total Return Fund                                  ___ %

     DREYFUS VARIABLE INVESTMENT FUND                          TRAVELERS SERIES FUND, INC.

[ ]  Appreciation Portfolio - Initial Shares        ___ %  [ ] AIM Capital Appreciation Portfolio                 ___ %

[ ]  Small Cap Portfolio - Initial Shares           ___ %  [ ] Alliance Growth Portfolio                          ___ %

     FRANKLIN TEMPLETON VARIABLE INSURANCE                 [ ] MFS Total Return Portfolio                             %
     PRODUCTS TRUST                                                                                               ___

[ ]  Franklin Small Cap Fund - Class 2                  %  [ ] Smith Barney International All Cap Growth              %
                                                    ___        Portfolio                                          ___

     GREENWICH STREET SERIES FUND                          [ ] Smith Barney Large Capitalization Growth               %
                                                               Portfolio                                          ___

[ ]  Equity Index Portfolio - Class I Shares        ___ %  [ ] Van Kampen Enterprise Portfolio                    ___ %

     JANUS ASPEN SERIES                                        TRAVELERS SERIES TRUST

[ ]  Balanced Portfolio - Service Shares            ___ %  [ ] Convertible Bond Portfolio                         ___ %

[ ]  Global Technology Portfolio - Service Shares   ___ %  [ ] Disciplined Mid Cap Stock Portfolio                ___ %

[ ]  Equity Income Portfolio (Fidelity)             ___ %  [ ] Quality Bond Portfolio                             ___ %
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
[ ]  Large Cap Portfolio (Fidelity)                 ___ %  [ ] U.S. Government Securities Portfolio               ___ %

[ ]  Lazard International Stock Portfolio           ___ %      VARIABLE INSURANCE PRODUCTS FUND II

[ ]  MFS Emerging Growth Portfolio                  ___ %  [ ] Asset Manager Portfolio - Initial Class            ___ %

[ ]  MFS Mid Cap Growth Portfolio                   ___ %  [ ] Contrafund Portfolio - Service Class 2             ___ %

[ ]  MFS Research Portfolio                         ___ %      VARIABLE INSURANCE PRODUCTS FUND III

[ ]  Social Awareness Stock Portfolio               ___ %  [ ] Mid Cap Portfolio - Service Class 2]               ___ %
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                                   SUITABILITY

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a) Have you received the prospectus relating to the policy applied for?
                                                                 _____Yes_____No

Date of prospectus:__________________________________ Date of prospectus supplement(s): ______________________

b) Do you understand that the Contract Value and Death Benefit associated with the policy you have applied for may increase or decrease depending upon the investment experience of the investment options which you have selected?
                                                                 _____Yes_____No

c) With this in mind, is the policy in accord with your insurance objectives and
anticipated financial needs?                                     _____Yes_____No

APPLICANT declares to the best of his/her knowledge and belief that all of the statements made in his/her application and supplement, if required, are complete and true.

ALL VALUES AND BENEFITS PROVIDED BY THE BASIC POLICY APPLIED FOR ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. EXCEPT AS STATED IN THE TEMPORARY INSURANCE AGREEMENT/ADVANCE PAYMENT RECEIPT CORRESPONDING TO THIS APPLICATION, THE COMPANY WILL APPLY THE FIRST NET PREMIUM PAYMENT TO THE CREDIT OF THE BASIC POLICY APPLIED FOR AS OF THE VALUATION DATE ON OR NEXT FOLLOWING THE POLICY DATE.

Except as stated in the Employer-Sponsored Temporary Life Insurance Binder Agreement, no insurance will take effect until: (1) the policy is delivered to the Applicant; and (2) the first modal premium is paid in full while the health and other conditions relating to insurability remain as described in the application. No agent is authorized: (1) to make, alter, or discharge any policy; (2) to waive or change any condition or provision of any policy, application or receipt; and (3) to accept any risk or to pass on insurability. The Proposed Insured will be the Applicant of any policy issued on this application unless otherwise indicated. The right to privacy is protected as required by law. Authorized individuals to perform transactions:

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
Name:                                                    Name:
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                        (Please Print)                                          (Please Print)

Title:                                                   Title:
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Signature:                                               Signature:
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   Print Name of Owner/Designated Representative              Signature of Owner/Designated Representative


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   Print Name of Witness                                      Signature of  Witness (Licensed Resident Agent)


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   Print Name of Principal                                    Signature of Principal


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   Name of Broker/Dealer                                      Signature of Broker/Dealer
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